Exhibit 10.4

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY "[***]," HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE	PAGE OF PAGES
						1	5
2. AMENDMENT/MODIFICATION NO. P00012		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. See Schedule			5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)		CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 Attn: Daniel Luckshire SIGA TECHNOLOGIES, INC. 31 East 62nd street NEW YORK NY 100658446			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C

CODE 1385150		FACILITY CODE		10B. DATED (SEE ITEM 13) 09/10/2018

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

□ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers □ is extended,         □ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule				Net Increase: $29,212,406.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE				A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X				C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Part 43.103(a) - Bilateral Modifications
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor □ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516
UEI: VJRNRTSL22K4

The purpose of this bilateral modification is to exercise and fully fund Option CLINs 0008, 0013, 0015, and 0017.

The total amount, scope, period of performance and all other terms and conditions of the contract remain unchanged.

By signing this modification, SIGA Technologies Inc., hereby releases the Government from
Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) DENNIS HRUBY, CSO & EVP				16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JONATHAN F. GONZALEZ

15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED		16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Dennis Hruby			Aug. 5, 2022	/s/ Jonathan F. Gonzalez		Aug. 5, 2022
(Signature of person authorized to sign)				(Signature of Contracting Officer)
Previous edition unusable						STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00012				PAGE	OF
					2	5
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	any and all liability under this contract for further equitable adjustments attributable to such fact or circumstance giving rise to this modification.

	Discount Terms: HHS NET 30P Period of Performance: 01/01/2020 to 09/09/2028

	Add Item 9 as follows:

9	ASPR-22-01725 Siga Technologies -- to exercise CLIN0008 post-marketing field study for [***]				3,586,806.00

	Accounting Info: 2022.1992126.25106 Appr. Yr.: 2022 CAN: 1992126 Object Class: 25106 Funded: $3,586,806.00

	Add Item 10 as follows:

10	ASPR-22-01723 Siga Technologies -- to procure 64 000 TC of the Intravenous (IV) Tecovirimat as defined by CLIN0013 0015 0017 to be delivered to [***] SNS locations Per contract definition 1 TC 14 vials under contract HHSO100201800019C Obligated Amount: $25,625,600.00 Requisition No: OS299284				25,625,600.00

	Accounting Info: 2022.1992126.25103 Appr. Yr.: 2022 CAN: 1992126 Object Class: 25103 Funded: $25,625,600.00

NSN 7540-01-152-8067		OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Base Period Cost Reimbursement CLIN
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0001 Base	[***]	Late Stage development activities towards FDA approval for parenteral (IV) antiviral	[***]	[***]	$32,009,375 (Funded)
Total			$30,197,522	$1,811,853	$32,009,375

Base Period Fixed Price CLINS
Item	Period of Performance	Supplies/Services	Units (# of Doses or Dose Equivalents)	Unit Price ($)	Total ($)
0002 Base	[***]	Initial purchase and delivery of nonparenteral (oral) formulated antiviral as final drug product (FDP) to SNS	35,718	[***]	$11,072,580 (Funded)
0003 Base	[***]	Initial procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *course = 14 vials	20,000	[***]	$3,200,000 (Funded)
0004 Base	[***]	Fill/finish of final drug product (from bulk drug substance procured under CLIN0003)	20,000	[***]	$4,800,000 (Funded)
0005 Base	[***]	Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0003) *Monthly rate/TC = [***]	20,000	[***]	[***]
0006 Base	[***]	Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0003)	20,000	[***]	[***]
Total					[***]

Optional Cost Reimbursement CLINs
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0007 (Option)	[***]	Phase IV post marketing commitments (no parenteral (oral) formulation )) including [***]	[***]	[***]	$40,812,609 Funded
0008 (Option)	[***]	Phase IV post marketing commitments (parenteral (IV) formulation)) including [***]	[***]	[***]	$3,586,806 Funded
Total			$41,886,242	$2,513,173	[***]

Optional Fixed CLINs
Item	Period of Performance	Supplies/Services	Treatment Courses (# of Product)	Unit Price ($)	Total ($)
0009A (Option Funded)	1/1/19-12/31/20

Procurement of raw materials used in manufacturing of unmicronized API in sufficient quantity to support the production of 363,070 courses of nonparenteral (oral) formulated antiviral for SNS replenishment. Such raw materials may be forward processed.

			363,070 (raw material)	[***]	$11,255,170 Funded
0009B (Option Funded)	1/1/19-12/31/20	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 Funded
0009C (Option Funded)	1/1/19-12/31/20	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 Funded
0009D (Option Funded)	1/1/19-12/31/20	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,024 (raw material)	[***]	$33,765,696 Funded
0010 (Option Funded)	1/1/20-12/31/21	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,070	[***]	$112,551,700 Funded
0011 (Option)	[***]	Additional procurement of a nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,070	[***]	$112,551,700
0012 (Option)	[***]	Additional procurement of a nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,072	[***]	$112,552,320
0013 (Option)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *course = 14 vials	64,000	[***]	$10,240,000 (Funded)
0014 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0013). *Monthly rate per TC = [***]	64,000	[***]	[***]
0015 (Option)	[***]	Surge Capacity – Fill/finish of final drug product (from bulk drug substance procured under CLIN0013)	64,000	[***]	$15,360,000 (Funded)
0016 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0013). *Monthly rate per TC = [***]	64,000	[***]	[***]
0017 (Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0013) *[***] SNS Shipments @ [***]	64,000	[***]	[***] (Funded)
0018 (Option)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *course = 14 vials	64,000	[***]	$10,240,000
0019 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0018). *Monthly rate per TC = [***]	64,000	[***]	[***]
0020 (Option)	[***]	Surge Capacity – Fill/finish of final drug product from bulk drug substance procured under CLIN0018).	64,000	[***]	$15,360,000
0021 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0018). *Monthly rate per TC: [***]	64,000	[***]	[***]
0022 (Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0018). *[***] SNS Shipments @ [***]	64,000	[***]	[***]
0023 (Option)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *course = 14 vials	64,000	[***]	$10,240,000
0024 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0023). *Monthly rate per TC = [***]	64,000	[***]	[***]
0025 (Option)	[***]	Surge Capacity – Fill/finish of final drug product (from bulk drug substance procured under CLIN0023).	64,000	[***]	$15,360,000
0026 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0023). *Monthly rate per TC: [***]	64,000	[***]	[***]
0027 (Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0023). *[***] SNS Shipments @ [***]	64,000	[***]	[***]
Total					[***]

Total Funded	$320,585,711

                   End of Modification P00012